UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2019

UNUM GROUP
(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square
Chattanooga, Tennessee 37402
(Address of principal executive offices) (Zip Code)

(423) 294-1011
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective May 23, 2019, E. Michael Caulfield retired from the Board of Directors of Unum Group (the "Company") in accordance with the company’s bylaws, which impose a mandatory retirement age of 72.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting on May 23, 2019. Matters submitted to shareholders at the Annual Meeting and voting results were as follows:
Item 1 - Election of Directors. Shareholders elected the eleven director nominees listed below for one-year terms expiring in 2020, based upon the following voting results:

Nominee	For	Against	Abstained	Broker Non-Votes
Theodore H. Bunting, Jr.	170,500,942	234,509	130,829	11,189,209
Susan L. Cross	170,639,199	105,489	121,591	11,189,209
Susan D. DeVore	170,622,448	119,074	124,757	11,189,209
Joseph J. Echevarria	168,810,908	1,916,185	139,186	11,189,209
Cynthia L. Egan	168,422,989	2,336,825	106,466	11,189,209
Kevin T. Kabat	168,598,458	2,144,034	123,787	11,189,209
Timothy F. Keaney	170,575,462	159,465	131,353	11,189,209
Gloria C. Larson	167,388,063	3,360,115	118,101	11,189,209
Richard P. McKenney	170,572,833	171,671	121,776	11,189,209
Ronald P. O’Hanley	170,479,668	253,575	133,036	11,189,209
Francis J. Shammo	170,596,931	130,226	139,122	11,189,209

Item 2 - Advisory Vote to Approve Executive Compensation. Shareholders approved, on an advisory basis, the compensation of Unum Group’s named executive officers, based upon the following voting results:

For	Against	Abstained	Broker Non-Votes
162,297,985	8,349,821	218,473	11,189,209

Item 3 - Ratification of Appointment of Independent Registered Public Accounting Firm. Shareholders ratified the appointment of Ernst & Young LLP as Unum Group’s independent registered public accounting firm for 2019, based upon the following voting results:

For	Against	Abstained	Broker Non-Votes
178,213,578	3,718,682	123,228	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group
(Registrant)

Date: May 23, 2019	By:	/s/ J. Paul Jullienne
		Name:	J. Paul Jullienne
		Title:	Vice President, Managing Counsel, and
Corporate Secretary